1

UBS AG Hong Kong Branch
52/F, Two

International Finance Centre,

8 Finance Street, Central,

Hong Kong

Allen & Overy
9th Floor Three Exchange Square
Central

Hong Kong SAR
China
Tel +852 2974 7000
Fax +852 2974 6999

Our ref CHLR/WWLL / 0036335 - 0000808
20 October 2021
Dear Sir or Madam

UBS AG Hong Kong Branch SEC registration as a non-resident security-based swap dealer
1.

BACKGROUND
1.1

We

understand that UBS AG (
UBS ), a bank authorised in Switzerland, is seeking to register with the
United States

(
US
) Securities

and Exchange

Commission (
SEC
) as

a non-resident

security-based swap
( SBS ) dealer ( SBSD ).
1.2

To

register as an SBSD

with the SEC, a

non-resident SBSD
1

such as UBS must

attach an opinion of
counsel to Form SBSE, SBSE-A or SBSE-BD affirming that the SBSD can, as a matter of law:
(a)

provide the

SEC with

prompt access

to the

relevant books

and records

as defined

in paragraphs
3.3 and 3.4 ( Covered Books and Records
); and

(b)

submit to on-site

inspection and examination of

its Covered Books and

Records by the SEC
( On-Site Inspection ).
1
    In the case of a corporation, an SBSD will be “non - resident” if it is incorporated in or has its principal place of business in any place not in the United States (see

17 Code of Federal

Regulations (
CFR
) § 240.15Fb2-4(a)(2)). As

UBS is incorporated in

Switzerland,

UBS fulfils this
definition of a “non-resident” SBSD.
Managing Partner, Hong Kong
Vicki Liu
Partners Registered Foreign Lawyers
Matthew J. Bower Jonathan C.H. Hsui
Roger S.W.Y.

Lui
Yvonne E.M. Siew Eugene T. Chen
2,3
Ian Chapman Tsui Miu Jing Simon G. Makinson Ross A. Stewart Victor G.H. Ho
2
Fai Hung Cheung Hui Ting Joanne Lau William J. McAuliffe Agnes S.W. Tsang Jun Kwon Lee
1, 2
Guanyu Fang Lina Lee David A. Norman Patrick P.H. Wong Stephen M. Miller
1
James Ford Kung - Wei Liu François A.C. Renard Richard M. Woodworth
Matthew J. Hodgson Cindy H.Y. Lo Charlotte J.G. Robins
1 Admitted to practise in England and Wales
2 Admitted to practise in California
3 Admitted to practise in Washington DC
Allen & Overy is affiliated with Allen & Overy LLP, a limited liability partnership registered in England and Wales with registered office at One Bishops Square, London E1 6AD.
Allen & Overy LLP or an affiliated undertaking

has an office in each of: Abu Dhabi, Amsterdam,

Antwerp, Bangkok, Beijing, Belfast, Bratislava, Brussels, Budapest, Casablanca,

Dubai,
Düsseldorf, Frankfurt, Hamburg, Hanoi, Ho Chi

Minh City, Hong Kong, Istanbul, Jakarta (associated

office), Johannesburg, London, Los Angeles,

Luxembourg, Madrid, Milan, Moscow,
Munich, New York, Paris, Perth, Prague, Rome, São Paulo, Seoul, Shanghai, Silicon Valley,

Singapore, Sydney, Tokyo,

Warsaw, Washington, D.C. and Yangon.

1.3

UBS will maintain certain Covered Books and Records

in its Hong Kong branch (
UBSHK ), which is
a

licensed

bank

authorised

by

the

Hong

Kong

Monetary

Authority

(
HKMA ),
and

a

registered
institution registered with the Securities and Futures Commission

(
SFC ) in Hong Kong.
1.4

You

have asked

us to

issue an

opinion affirming

that UBSHK will

be able

to provide

the SEC

with
prompt access

to its

books and

records and

submit to

On-Site Inspection

by the

SEC in

accordance
with paragraph 1.2 above.
1.5

This opinion is structured as follows:
(a)

Section 2:

summary of opinion;

(b)

Section 3:

scope, assumptions and qualifications;

(c)

Section 4:

revisions to applicable law;
(d)

Section 5:

reliance and confidentiality;
(e)

Annex 1: Opinion; and
(f)

Annex 2: Assumptions.
1.6

For the purposes

of this opinion,

the legal or

natural person imparting the

information subject to

the
duty of

confidentiality will

be the
Rights Holder
and the

person receiving

that information,

in this
case UBSHK, will be the Recipient.

2.

SUMMARY OF OPINION
Subject to the assumptions and qualifications below it is our opinion that:
2.1

UBSHK can,

as a

matter of

applicable Hong

Kong law,

submit to

On-Site Inspection

by the

SEC.
There is

no restriction

on UBSHK

submitting to

On-Site Inspection

by the

SEC.

The remainder

of
this

opinion

focuses on

UBSHK’s

ability

to

disclose information

contained

in

Covered

Books and
Records to the

SEC in the course

of On-Site Inspection in

Hong Kong and the

ability to provide the
SEC with prompt access to Covered Books and Records.
2.2

UBSHK

can,

as

a

matter

of

applicable

Hong

Kong

law,

provide

the

SEC

with

prompt

access

to
Covered Books and Records held by UBSHK in Hong Kong.
2

Data protection

2.3

Disclosures of personal

data relating to

UBSHK’s clients

and staff

are subject to

certain restrictions
under

the

Personal

Data

(Privacy)

Ordinance

(Cap.

486)

(
PDPO)
.

Provided

that

a

data

user

(e.g.,
UBSHK) in Hong

Kong controls the

collection, holding, processing or

use of personal

data then the
PDPO applies.

2.4

Under the

PDPO, there

the six

data protection

principles (
DPP
)

that UBSHK,

as a

data user,

must
comply with.

In particular,

DPP 3

is directed

against the

misuse of

personal data

and sets

out that
personal

data

shall

not,

without

UBSHK’s

clients’

and

staff’s

prescribed

consent,

be

used

for

any
purpose other than

the purpose for

which the data

was to be

used at the

time of the

collection of the
data or a purpose

directly related to the purpose

at the time of

collection.

In this regard, “prescribed
consent”

means

consent

that

is

expressly

and

voluntarily

given

and

has

not

been

withdrawn

by
UBSHK’s clients and staff in writing.

2
    Whe
re a restriction on the ability to

transfer personal data or to disclose confidential

information applies, consent from the R
ights Holder,
validly given in accordance with the relevant standard for

consent under each applicable legal obligation, would

allow for such information
to be

lawfully transferred

to the

SEC or

disclosed to

the

SEC during

On-Site Inspection.

Please note

that valid

consent is

assumed in
Assumption
3.

0036335-0000808 UKO1: 2005333372.8

2.5

Therefore, the disclosure and transfer of personal data to the SEC in the US would require UBSHK’s clients’ and

staff’s

prescribed consent

under

DPP 3

if

such

use

was

not

stipulated in

a notification
given

to

its

clients

and

staff

–

commonly

known

as

the

personal

information

collection

statement
( PICS
) – provided at the time the personal data was collected.

Common law duties of confidentiality
2.6

The general

duty of confidentiality

applies to non-public

information held or

controlled by UBSHK
that

relates

to

any

person.

The

banker’s

duty

of

confidentiality

arises

due

to

the

nature

of

the
relationship between a banker and their customer (and this duty does not apply to information held or
controlled by UBSHK

that relates to any

person other than

its customers).

Finally, every employment
relationship held

by UBSHK

contains an

implied legal

duty of

mutual confidence,

however,

this is
very narrow in scope and is unlikely to apply where UBSHK is making disclosures to the SEC in the normal course of its SBS business and in accordance with SEC requirements.

2.7

Disclosure with

consent, or

under another

recognised exception,

would not

amount to

a breach

of these
legal duties.
2.8

These duties of confidentiality will not apply to any information contained in the Covered Books and
Records or

to On-Site

Inspection insofar

as information

made available

to the

SEC is

owned by

or
relates to

UBSHK itself, rather

than owned

by or

relating to

UBSHK’s

clients or,

in the

case of

the
general and employer’s duties only, its staff.
2.9

In this

regard, reliance

on valid

consent would

establish certainty

that the

duties of

confidentiality have
been overcome.

Alternatively, it may be

possible, where the

information held

relates to clients,

to rely
on the own interest exception to

the banker’s (but not general

or employer’s) duty of confidentiality.

However, as

this requires a case

-by-case balancing of the

competing factors in favour

of each of

the
bank and the Rights

Holder, this will

provide a less reliable basis

for disclosure than the bases

noted
above.

However,

absent

consent

and

the

own

interest

exception,

and

because

the

public

interest
exception is

yet to

receive formal judicial

recognition in

Hong Kong, UBSHK

may,

as a

last resort,
consider seeking a

court order prior to

permitting the SEC to

access its Covered

Books and Records
and to conduct On-Site Inspection of UBSHK.

Privacy   and
human rights

2.10

At present, there is

no stand-alone basis to

bring a claim for

‘invasion of privacy’ under

Hong Kong
law.

Article 14 of

the Hong Kong

Bill of Rights

Ordinance (Cap. 383) (
BOR
) states that

no person
shall

be

subjected

to

“
arbitrary

or

unlawful

interference

with

his

privacy,

family,

home

or
correspondence
”, and that

everyone has

the right

to the protection

of the

law against

such interference.
2.11

Insofar

as

remedies

are

concerned

however,

the

BOR

only

binds

the

Hong

Kong

government

and
public authorities.

The right to

privacy under the

BOR cannot be

enforced against private

persons.
3

Accordingly, Article 14 affords

no protection to UBSHK’s staff or clients whose right of privacy has been infringed by UBSHK, being a private person.

This summary opinion is not a substitute for the full expression of our views set out in Annex 1.

3
    In Tam Hing Yee v Wu Tai Wai
[1992] 1 HKLR

185
, the court

ruled that the

BOR does not

apply to litigation

involving only private

citizens
and therefore consistency of a statutory provision with

the BOR cannot be challenged in such proceedings.

0036335-0000808 UKO1: 2005333372.8

3.

SCOPE, ASSUMPTIONS AND QUALIFICATIONS
3.1

This

opinion

relates

solely to

access

provided

to

the

SEC

of

Covered

Books

and

Records

held

by
UBSHK in Hong Kong and On-Site

Inspection of UBSHK by the SEC in

Hong Kong.

This opinion
applies equally to

remote access from

the US to Covered

Books and Records

held in Hong

Kong. This
opinion excludes books and records held in the US.
3.2

This opinion has been prepared in accordance with

UBS’s specific instructions as

to the scope of the
opinion.

For this purpose you have issued us with guidance

from a third party US law firm which we
have used to inform the scope of our opinion.
3.3

This opinion

only covers

access to

and the

On-site Inspection

of Covered

Books and

Records.

Covered
Books and Records include only those books and records which:
(a)

relate to the

US business
4

of the non-resident

SBSD.
5

These are the

records that relate

to an
SBS that is either:
(i)

entered into, or offered to be entered into, by or on behalf of the non-resident SBSD,
with a

“U.S. Person” as

defined in

17 CFR

§ 240.3a71-3(a)(4)
6

(
US Person ) (other
than an SBS conducted through a foreign branch of such US Person
7
); or
(ii)

arranged, negotiated, or executed by

personnel of the non-resident SBSD

located in a
branch in

the US

(
US branch
) or

office or

by personnel

of an

agent of

the non-resident
SBSD located in a US branch or office;
8

or
(b)

constitute

financial

records

necessary

for

the

SEC

to

assess

the

non-resident

SBSD’s
compliance with the SEC’s margin and capital requirements, if applicable.
9

3.4

Further

to

Assumption

1,

this

opinion

is

limited

to

those

types

of

records

that

are

relevant

to
prudentially regulated SBSDs,

which excludes financial

records as noted

in paragraph 3.3(b)

above.

For this opinion, the term “Covered Books and Records” extends to these record types alone.
3.5

The issues

addressed in

this opinion

apply equally

across the

different document

types which

constitute
the Covered Books and

Records based upon the

information actually contained

in each of the relevant
Covered Books and Records.

We have not examined any such documents or records.

3.6

In giving this opinion, we have made the further assumptions set out in Annex 2.

3.7

No opinion is expressed on matters of fact.

4
    As defined in 17 CFR §240.3a71 - 3(a)(8).
5
    Cross -
Border Application of Certain [SBS] Requirements,

85 Fed. Reg. 6270, 6296 (Feb. 4, 2020) (the
SEC Guidance
).

6

A “U.S. person” means any person that is “(i) a natural person resident in the U.
S.; (ii) a partnership, corporation, trust, investment vehicle, or other legal person organized, incorporated, or established under the laws of the United States or having its principal place of business in the United States; (iii) an

account (whether discretionary or non-discretionary) of a

U.S. person; or (iv) an estate

of a decedent who was a
resident of the United States at the time of death.” 17 CFR

§ 240.3a71-3(a)(4).
7

A “foreign branch” means “any branch of

a U.S. bank if: (i)

the branch is located

outside of the United States; (ii)

the branch operates for
valid business

reasons; and

(iii) the

branch is

engaged in

the business

of banking

and is

subject to

substantive banking regulation

in the
jurisdiction where located.” (17 CFR § 240.3a71-3(a)(2)). An “SBS conducted through a foreign branch” means an SBS that is “arranged,
negotiated, and executed by

a U.S. person through

a foreign branch of such

U.S. person if: (A) the

foreign branch is the counterparty

to such
security-based swap transaction; and (B) the security-based swap transaction is arranged, negotiated, and executed on behalf of the foreign branch solely by persons located outside the United States.” (17

CFR § 240.3a71-3(a)(3)(i)).
8
    17 CFR § 240.3a71 - 3(a)(8)(i)(B).
9

The

requirement set

o
ut

in this

paragraph
3.3(b)

does

not

apply

to

UBSHK because

it

is

not

subject to

the

SEC’s

margin

and

capital
requirements as it is assumed that UBSHK is a prudentially

regulated SBSD – please see the assumptions set out

in
Annex 2

0036335-0000808 UKO1: 2005333372.8

4.

REVISIONS TO APPLICABLE LAW

4.1

We

note

that

the

SEC

rules
10

require

a

non-resident

SBSD

to

re-certify

within

90

days

after

any
changes in the legal or regulatory framework that would:
(a)

impact the ability of the SBSD to provide prompt access to its Covered

Books and Records;

(b)

impact the

manner in

which it

would provide

prompt access

to its

Covered Books

and Records;
or
(c)

impact the ability of the SEC to conduct On-Site Inspections.
4.2

Upon a change in law or regulatory framework of the sort outlined in paragraph 4.1 above, the SBSD
is required to submit a revised opinion describing how, as a matter of law,

the SBSD will continue to
meet its obligations.

4.3

This opinion relates solely to the laws of Hong Kong in force as at the date of this opinion.

We have
no obligation to

notify any addressee of any

change in any applicable

law or its application

after the
date of this opinion.
5.

RELIANCE AND CONFIDENTIALITY
5.1

This opinion is given

for the sole benefit of

the addressee.

It may not be relied

upon by anyone else
without our prior written consent.
5.2

This

opinion

is

not

to

be

disclosed

to

any

person

outside

of

UBS

AG’s

group

or

used,

circulated,
quoted or otherwise referred to for any other purpose.

However, we agree that a copy of this opinion
letter may be disclosed:

(a)

where

disclosure is

required

or

requested

by

any

governmental, banking,

taxation

or

other
regulatory authority or similar body having jurisdiction over

UBS AG (including to the SEC
as

part

of

UBS

AG’s

SBSD

registration

application) or

by

the

rules

of

any

relevant

stock
exchange or pursuant to any applicable law or regulation; and

(b)

to

UBS

AG’s

affiliates,

and

any

of

their

officers,

directors,

employees,

auditors,

insurers,
reinsurers, insurance brokers and professional advisors (in their capacity as such).
5.3

Any such disclosure

must be made

on the basis

that it is

for information purposes

only,

no recipient
may rely

on this advice,

no client-lawyer relationship between

us and the

recipient arises following,
or as a

result of,

any such

disclosure.

We assume no duty

or liability

to any

recipient, and

any recipient
under paragraph 5.2(b) above will be subject to the same restrictions on disclosure as set out above.
5.4

We

assume no obligation

to advise

you or

any other person

or to

make any

investigations as to

any
legal

developments

or

factual

matters

arising

subsequent

to

the

date

hereof

that

might

affect

the
opinions expressed herein.
Yours

faithfully,

Allen & Overy

10
    17 CFR § 240.15Fb2 - 4(c)(2).

0036335-0000808 UKO1: 2005333372.8

ANNEX 1
OPINION
1.

DATA

PROTECTION
1.1

The PDPO will apply

to UBSHK’s disclosure of Covered Books

and Records to the

SEC to the extent
that these comprise or contain personal data.

“Personal data” is data relating directly or indirectly

to
a

living

individual,

from

which

it

is

practicable

for

the

identity

of

the

individual

to

be

directly

or
indirectly ascertained and in a

form in which access to

or processing of the data

is practicable, so may
extend to information on UBSHK staff as well as clients.

1.2

Key restrictions in the PDPO relating to

UBSHK’s ability to disclose personal data to the SEC are set out below.
Legal basis for the disclosure
1.3

Pursuant

to

section

4

of

the

PDPO, a

“data

user” must

not

do

an

act,

or

engage in

a

practice, that
contravenes

a

DPP

save

as

required

or

permitted

under

the

PDPO.

A

“data

user”,

in

relation

to
“personal

data”,

means

a

person

who,

either

alone

or

jointly

or

in

common

with

other

persons,
“ controls
the collection,

holding, processing

or use
” of

the data.

In particular,

the word

“use” is

defined
to mean

“
in relation

to personal

data, includes

disclose or

transfer the

data”
. Note

that the

PDPO
does not

have extra-territorial

application and

only applies

to data

users who

control the

collection,
holding, processing or use of “personal data” in Hong Kong.
11

We

assume that UBSHK controls the
collection, holding,

processing

or

use

of

personal data

in

Hong

Kong

and

is

“data

user”

under

the
PDPO.

1.4

Of note, the

PDPO does not

(currently) regulate the

transfer of personal

data to places

outside of Hong
Kong.
12

1.5

Schedule 1 of the PDPO sets out the six DPPs, namely:

(i)

Principle 1—purpose and manner of collection of personal data ( DPP 1
);

(ii)

Principle 2—accuracy and duration of retention of personal data;

(iii)

Principle 3—use of personal data ( DPP 3
);

(iv)

Principle 4—security of personal data;

(v)

Principle 5—information to be generally available; and

(vi)

Principle 6—access to personal data.
Applicable DPPs
1.6

In the event that UBSHK is required to disclose any personal data to the SEC, DPP 3, which governs the use

of personal

data, is

most relevant

for UBSHK

as a

data user.

As mentioned,

disclosure also
amounts to “use”

and therefore, any

improper use (including

disclosure or transfer)

of personal data
by the data user may contravene the requirements under DPP 3.

11

However, control would not be lost or vitiated even if

disclosure would be required under compulsion

of law, if any, so long
as such person
had control over the

relevant personal data in

the first place

(see AAB No. 16/2007,

a case decided by

the Administrative Appeals Board
that hears and determines appeals lodged against PCPD’s enforcement decisions).

12

See
discussion on section 33 of the PDPO below.

0036335-0000808 UKO1: 2005333372.8

1.7

In order not to contravene DPP 3, the use of personal data must be for a purpose:
(a)

that is the same as

the purpose for which the

data was to be used

at the time of their

original
collection by the data user;

(b)

directly related to the original purpose of collection; or
(c)

to which the “prescribed consent”
13

of the data subject has been obtained.
1.8

Separately, in situations where the use of personal data for purposes unrelated to the original purpose of

collection

is

necessary,

and

the

prescribed

consent

of

the

data

subject

is

not

possible

(e.g.,

in
reporting of

evidence of

crime to

the law

enforcement agencies),

then Part

8 of

the PDPO

contains
relevant provisions exempting

personal data from

the application of

DPP 3 in

certain circumstances
(see paragraph 1.15 below).
Original Purpose

1.9

In

ascertaining

what

amounts

to

the

original

purpose of

collection,

one

major

factor

would

be

the
purpose of collection

as stated in

the notification given

to the data

subject under DPP1

– commonly
known as the Personal Information Collection Statement ( PICS
).

1.10

In

particular,

under

DPP 1(3)(b)(i),

the

individual must

be, on

or

before the

collection of

the

data,
explicitly informed of:
(a)

the purpose (in general or specific terms) for which the data are to be used; and
(b)

the classes of persons to whom the data may be transferred.
1.11

In this

regard, the

data subject’s

reasonable expectation

on the

data user’s

use

of his

personal data
would also be a major factor to determine whether or not it relates directly to the original purpose.
14

1.12

Therefore, whether UBSHK would be

able to disclose personal

data to the SEC

depends on whether
disclosure to the SEC was the same as the purpose for which the data was to be used at the time of its
original collection or directly related to the original purpose of collection.

Prescribed Consent

1.13

Section 2(3) of the PDPO

defines “prescribed consent”

to be an express consent

given voluntarily and
consent that has not been withdrawn by notice in writing.
15

Therefore, implied consent from conduct
or omission would not be sufficient and should not be deemed given by silence or no objection.

1.14

If UBSHK is

able to obtain

prescribed consent from

its staff or

clients then it

would be able

to disclose
such personal data to the SEC.
Part 8 Exemptions
1.15

Part 8 of the PDPO

provides for exemptions to, among others, DPP

3 where use of the

personal data
is for certain exempted

purpose(s) and the data user

has reasonable grounds to believe

that failure to
so use the personal data would prejudice the exempted purpose(s).

13
    See paragraph
1.13

below.
14
    In Data Protection Principles in the Personal Data (Privacy) Ordinance – from the Privacy Commissioner’s perspective (2nd Edition) , the
PCPD notes an example where data subject would have

reasonable expectation that his data provided in an account

opening form would be
used for purposes related to his application for service,

but not for any other unrelated purposes, for instance selling the data to third parties
15

Section 2(3) states that “Where under

this Ordinance an act may be done

with the prescribed consent of a

person (and howsoeve
r the person
is described), such consent –

(a) means the express consent

of the person given voluntarily;

(b) does not include any

consent which has been
withdrawn by notice in writing served on the person to whom the consent has been given (but without prejudice to so much of that act that has been done pursuant to the consent at any time before

the notice is so served).”

0036335-0000808 UKO1: 2005333372.8

1.16

Of note, the Part 8 exemptions do not require the data user to disclose or use the personal data for the exempted purpose(s) but it is only to be invoked by the data user to justify the use of personal data as
“permitted” under section 4 of the Ordinance.
1.17

Among the Part

8 exemptions, the

most relevant in

this case would

be section 58

of the PDPO.

Section
58(1) and (2) state that:
“(1) Personal data held for the purposes of—
(a) the prevention or detection of crime;
(b) the apprehension, prosecution or detention of offenders;
(c) the assessment or collection of any tax or duty;
(d) the prevention,

preclusion or

remedying (including punishment)

of unlawful or

seriously
improper conduct, or dishonesty or malpractice, by persons;
(e) the prevention or preclusion of significant financial loss arising from—
(i)any imprudent business practices or activities of persons; or
(ii) unlawful

or seriously

improper conduct, or

dishonesty or

malpractice, by

persons;
(f)

ascertaining whether

the

character or

activities of

the

data subject

are

likely to

have a
significantly adverse impact on any thing—
(i) to which the discharge of statutory functions by the data user relates; or
(ii)

which relates

to

the

discharge

of

functions to

which this

paragraph

applies by
virtue of subsection (3); or
(g) discharging functions to which this paragraph applies by virtue of subsection (3), is exempt

from the

provisions of

data protection

principle 6

and section

18(1)(b) where

the
application of those provisions to the data would be likely to—

(i)prejudice any of the matters referred to in this subsection; or
(ii)directly or indirectly identify the person who is the source of the data.
(2)Personal data is

exempt from

the provisions

of data protection

principle 3 in

any case in
which—

(a) the use of the data is for any of the purposes referred to in subsection (1) (and whether or not the data is held for any of those purposes); and
(b) the application of those

provisions in relation to such use would be likely to

prejudice any
of the matters referred to in that subsection,
and in

any proceedings

against any person

for a

contravention of any

of those provisions

it
shall be a defence to show that he had reasonable grounds for believing that failure to so use the data would have been likely to prejudice any of those matters.”

0036335-0000808 UKO1: 2005333372.8

1.18

To

summarise, exemption from

DPP 3 is

available under section

58(2) for the

purposes specified in
section 58(1) and

where the application of DPP 3 would be

likely to prejudice any of those purposes
specified in section 58(1).

1.19

We understand that disclosure to the SEC is, at least in part and/or for certain types of records, for

the
purposes of

preventing fraud

or crime

(e.g., records relating to

transactions and

persons involved

in
transactions), further supporting this view.
1.20

Therefore,

the

most

relevant

limbs

under

section

58(1)

may

be

paragraphs

(a)

(the

prevention

or
detection

of

crime),

(b)

(the

apprehension,

prosecution

or

detention

of

offenders),

and

(d)

(the
prevention,

preclusion

or

remedying

(including

punishment)

of

unlawful

or

seriously

improper
conduct, or dishonesty or malpractice, by persons).

1.21

As regards

paragraphs

(a) and

(b), the

Administrative Appeals

Board has

previously decided

that it
only

applies

to

crimes

and

offences

under

Hong

Kong

law

and

therefore violation

of

foreign laws
would not be sufficient.
16

There is also a lack

of authority to suggest that paragraphs (c)

to (f) would
apply to situations

that occur

outside Hong

Kong and UBSHK

may be unlikely

to rely on

any unlawful
and seriously improper conduct that occurred outside Hong Kong or in accordance to foreign laws in order to satisfy section 58(2).

1.22

In addition, even if any of the purposes under

section 58(1) apply,

UBSHK would have to prove that
the effect of such

failure to disclose data to the

SEC would be “likely to

prejudice” any such matters
(as required by section 58(2)(b)).

In this regard, the Office of the Privacy

Commissioner for Personal
Data ( PCPD
), the

statutory body

enforcing the

PDPO, has recommended

that in

case of

doubt, it

is
prudent for the

data user to

ask the

law enforcement agency

why the data

was considered necessary
and also how the failure to use such data would be likely to prejudice the intended purpose.
17

International transfers
1.1

As mentioned

previously, the PDPO

does not have

extra-territorial application

and only

applies to

data
users

who

control

the

collection,

holding,

processing

or

use

of

“personal

data”

in

Hong

Kong.

Furthermore, the PDPO does not (currently) regulate the transfer of personal data to places outside of
Hong Kong.
18

2.

COMMON LAW

DUTIES OF CONFIDENTIALITY
2.1

The general banker’s and

employer’s duties of confidentiality are

distinct duties.

However, the case
law on each duty informs the approach to the other,

with the banker’s and employer’s duties existing
in acknowledgement of

the specific circumstances

that arise as

between a bank

and its customers

or
employees (respectively).

Given the common

law position on

these duties is

largely aligned, these

are
dealt with together here.
19

16
    AAB No. 16/2007
17

Data

Protection

Principles

in

the

Personal

Data

(Privacy)

Ordinance

–

from

the

Privacy

Commissioner’s

perspective

(2nd

Edition)
,
paragraph 12.43.
18

For completeness, section 33 of

the PDPO restricts the transfer

of personal data to

a place outside Hong Ko
ng unless one of

the specified
conditions is met.

However, section 33 has yet to be brought

into force since its enactment in

1995 and there is no timeline indicated

by the
Hong Kong government as to when section 33 may come into force.
19
    The vast
majority of common

law principles cited

in this legal

opinion remain based

on English case law. In

considering the constituti
onality
and binding effect of these

English cases, it was

held in
A Solicitor (FACV 24/07) v Law Society

of Hong Kong

[2008] 2 HKLRD 576

(CFA)
that:

(a)
after 1 July

1997, Article 8

of the Basic

Law provides that

the laws previously

in force in

Hong Kong (i.e.,

the common law,
rules of equity,

ordinances, subordinate legislation and

customary law) shall

be maintained except

for any that

contravene the
Basic Law and subject to any amendment by the Hong

Kong legislature;

(b)
prior to 1 July 1997, decisions of the Privy

Council functioning as the final appellate court

in Hong Kong remains binding on
  all
the courts in Hong Kong;

(c)   pri
or to 1 July 1997, decisions

of the House of Lords were

not binding in Hong Kong but,

like Privy Council decisions on

appeal
from other

jurisdictions, had

considerable persuasive

authority.

Unless local

circumstances were

material, the

Privy Council,
sharing essentially common membership with the House of Lords, on an appeal from Hong Kong was unlikely to diverge from
a decision of the House of Lords;

(d)
after 1 July 1997 the establishment of the Hong

Kong Court of Final Appeal introduced a

new constituti
onal order. Article 84 of
the Basic Law expressly provided that

the courts in Hong Kong might refer

to precedents of other common law

jurisdictions and
the Hong Kong courts should continue to derive assistance from overseas jurisprudence. Bearing in mind that historically Hong
Kong’s legal system originated

from the British

legal system,

decisions of the

Privy Council

and House of

Lords should

be treated

2.2

Where Covered Books and Records do not contain any relevant forms of information, and it is likely
that

many

aspects

of

the

information

required

will

not

(e.g., transaction

data

such

as

volumes

and
prices), these duties of confidentiality will not apply.
Scope of duties
2.3

The

leading

case

on

the

common

law

duty

of

confidentiality

is
Coco

v

AN

Clark

(Engineers)

Ltd
[1968] F.S.R. 415, which was applied

by the Hong Kong

Court of First Instance

in
AXA China Region
Insurance Co Ltd v Pacific Century Insurance Co Ltd
[2003] 3 HKC 1.

This case established that to
be protected

under the

common law

of

confidentiality,

two requirements

must be

met.

Firstly,

the
information must have the

“
necessary quality of confidence ”.
20

Secondly,

the information must have
been given in a situation which imposed an obligation of confidence.

(a)

The necessary quality of confidence

is negatively defined as information

which is not “
public
property and

public knowledge
”.
21

As the

information contained in

the Covered Books

and
Records is

not publicly

available, it

will likely

possess this

necessary quality

of confidence
insofar as that information relates

to UBSHK’s

clients or staff and

is not information owned
by or relating to UBSHK itself.
(b)

To

be

protected

under

the

common

law duty

of

confidentiality,

the

information must

have
been communicated in a

situation where an obligation

of confidence was either

expressly or
impliedly imposed.
22

The court will consider whether the recipient of the information knew, or ought to have known, that there was a

duty of confidentiality attached to that information.

This duty of confidentiality can be

imposed by contract, implied by the

circumstances of the
disclosure, or implied by a special relationship of the parties.

(c)

Where,

and

to

the

extent

that,

the

Covered

Books

and

Records

concern

either

customer
information

or

employee

information,

this

would

likely

satisfy

the

requirement

that

the
Recipient, in this case being UBSHK, knew or ought

to have known that the information was
to be treated confidentially.

2.4

In

Hong

Kong,

the

common

law

banker’s

duty

of

confidence,

established

by
Tournier

v

National
Provincial

and Union

Bank of

England
[1924] 1

KB 461

(
Tournier
), is

one such

instance where

a
special relationship

exists between the

parties.

Under this duty

of confidence, banks,

such as UBSHK,
must keep

their customers’

affairs private –

in this

respect the general

duty is

broader than

the banker’s
duty as the general duty extends to benefit others, such as UBSHK’s staff.

(a)

The scope of the duty is wide – as Atkin LJ outlined in the judgment:
“ It [the duty of confidentiality]
clearly goes beyond the state

of the account, that is,

whether
there is a debit or credit balance, and

the amount of the

balance.

It must extend at

least to all
the transactions that go through the

account, and to the securities, if any,

given in respect of
the account ”.
23

with great respect. Their persuasive effect would depend on all relevant circumstances including, in particular, the nature of the issue and the similarity of any relevant statutory or constitutional provision.
20

Megarry J

in the
Coco v

AN Clark

(Engineers) Ltd

judgment at

419 used

the formulation

first used

by Lord

Greene, M.R.

in

Saltman
Engineering Co Ltd v Campbell Engineering Co Ltd

[1948] 65 RPC 203, [1963] 3 All ER 413.
21

Saltman Engineering Co Ltd v Campbell Engineering Co Ltd

[1948] 65 RPC 203, [1963] 3 All ER 413 at 415.
22
    Megarry J in Coco v AN Clark (Engineers) Ltd

judgment at 420.
23

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 485.

0036335-0000808 UKO1: 2005333372.8

(b)

The temporal scope of the banker’s duty is also wide. Atkin LJ judged that the banker’s duty
of confidentiality “ extend [s]
beyond the point when

the account is closed,

or cease
[s]

to be an
active account ”,
24

and this duty

also extends to cover

disclosures from one banking entity

to
another within the same corporate group.
25

2.5

While an employer’s duty of confidence

under common law does exist,
26

it is very limited:

UBSHK
will only

be restricted

in its

use of

information held

in relation

to its

employees “
where

there

is no
reasonable and proper

cause for the employer
[’]
s conduct and only

then if the conduct

is calculated
to destroy or seriously damage the relationship of trust and confidence. ”
27

2.6

No distinction is drawn in

the case law on either of

the general or banker’s duties regarding

the nature
of the person to whom the duty is owed – i.e. a natural or a legal person – and so we consider that the
duties apply equally to any person

irrespective of their legal status.

The employer’s duty can clearly
be owed only to a natural person.
Unauthorised disclosure
2.7

A successful claim for breach

of confidentiality must demonstrate

that there has been an unauthorised
use of confidential information to the detriment of the Rights Holder.
28

2.8

For those Covered Books

and Records that contain

customer information, which

is unlikely to

include
all Covered Books and

Records, these duties of

confidentiality will apply and

so UBSHK will only be
able to disclose Covered Books and Records containing confidential information in un-redacted form where one of the exceptions below is met.
2.9

Tournier established four exceptions to the banker’s duty of confidentiality,
29

the first three of which
apply equally to the general and employer’s duties of confidentiality:

(a)

where the disclosure is made by the express or implied consent of the customer;

30

(b)

under compulsion of law;
(c)

where the disclosure is in the public interest; or
(d)

for the banker’s

duty of confidentiality

only,

where it is

in the interests

of the bank

to make
disclosure.
Consent
2.10

Disclosure of

confidential information

is permissible

where the

Rights Holder
31

has given

their consent
to the disclosure of their confidential information.
32

24

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 485.
25

Bank of Tokyo Ltd v Karoon [1987] 1 AC 45 at 54.

26

Hui King Fai   v Hong Kong Council of Social Service [2017] 6 HKC 350 at 36; Semana Bachicha v Poon Shiu Man [2000] 3 HKC 452 at
469.
27

Malik v Bank

of Credit and

Commerce International SA

[1998] A.C 20 at

53; this case

is was applied

by the Court

of Appeal in
Semana
Bachicha v Poon Shiu Man [2000] 3 HKC 452.
28
    Megarry J in
Coco v AN

Clark (Engineers) Ltd
[1968] F.S.R. 415at 421.
29

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 485 at 473.
30

For the general

duty of confidentiality:

This was confirmed

by Arnold J

in
Primary Group (UK) Ltd

v The Royal

Bank of Scotland

Plc
[2014]
R.P.C. 26   at 246.

31

Where the banker’s duty of confidentiality applies this will be the customer.

32

Due of the

overlap between

bank confidentiality

and
the PDPO
it would be

advisable to clarify

when obtaining

consent that another,

separate,
legal basis applied to the processing of the personal data under the PDPO.

0036335-0000808 UKO1: 2005333372.8

Compulsion of law
2.11

Information

that

would

otherwise

be

confidential

may

be

disclosed

when

required

by

a

statutory
provision
33

or court order.
34

In Hong Kong, the

Court of Appeal

held in
FDC Co Ltd and

Others v The
Chase Manhattan Bank, N.A.
[1990] 1 HKLR 277 that the compulsion of law exception

only applies
to Hong Kong law and did not

include a foreign law.

35

Accordingly, under

Hong Kong law an order
of a

foreign court will

not release a

bank from its

duty of secrecy

to its

customer where that

duty is
governed by the law of Hong Kong.

2.12

Therefore, to

satisfy this

compulsion of

law UBSHK

would have

to rely

on Hong

Kong statute

– a
provision of US law,

such as an

SEC Rule, is

unlikely to be sufficient

for this purpose.

While there
are numerous statutory provisions

that require the disclosure

of information that would

otherwise be
confidential, none applies directly to this situation.
2.13

Equally,

a US

court order

is also

unlikely to

be sufficient

for this

purpose: it

was held

in
X AG

and
others v A bank
[1983] 2 All

ER 464 at 475 that

a subpoena requiring disclosure issued

by a foreign
court did

not qualify

as compulsion

by law

on the

basis that

“[t]
he fact

is that

confidentiality is

not
rendered

illegal

by

a

subpoena

requiring

disclosure,

which

is

to

be

contrasted

with

some

form

of
legislation to that end ”. The facts in FDC Co Ltd v The Chase Manhattan Bank, N.A.

[1990] 1 HKLJ
277
36

are closely analogous with
X AG and others v

A bank
[1983] 2 All ER

464, where, as noted, it
was held by that the first

qualification, compulsion of law,

applied only to a Hong Kong law

and did
not include a foreign law.
37

For completeness, while it is possible

to rely on implied consent,

there is likely to be a high bar

to meet in order to do so.

In
Turner v Royal
Bank of Scotland Plc
[1999] 2 All E.R 664, regarding

the banker’s duty of confidentiality, it was decided that established market practice of
sharing of

customer information

between banks

(which practice

was generally

known only

to the

banks themselves)

did not

amount to
implied consent of the customer as this

practice was not known by the

customer.

To amount to implied

consent, the practice under which
disclosure is

made must

be “
notorious, certain and

reasonable
” (
Turner v

Royal Bank

of Scotland

Plc
[1999] 2

All E.R

664 at

670, Sir
Richard Scott VC quoting from Chitty on Contracts

(27th edn, 1994), vol I, para 13-014.)

The practice

of sharing

information with

local regulators

in order

to enable

banking business

to be

conducted within

the relevant

local
jurisdiction is, in our experience, well

established such that it might be considered

“
notorious, certain and reasonable
”.

In this context, it is
possible that

much of

the information

contained in

the Covered

Books and

Records would

be information

of a

sort that

customers (and
particularly more sophisticated customers of the kind

that would normally be offered services

by UBSHK in respect of SBSs)

may expect
would be shared with the SEC.

In part, the ability

to rely on

implied consent will

depend on the

information provided to

customers when UBSHK

provides services in

SBSs.

If no information about the jurisdiction

or regulators involved is provided then

UBSHK would rely on the customer’s

own understanding of
regulatory obligations on banks, the US nexus and the SEC’s

role in these services.

Conversely, if customers are informed that UBSHK’s
activity in SBSs is conducted on a cross-border basis

into the US and is subject to oversight by

the SEC then the ability to rely on

implied
consent increases.

Similarly, if customers are informed that de

tailed information on all aspects of UBSHK’s

activity in SBSs is subject to
examination by the SEC then the ability to rely on implied consent increases further still.
33

See the

example given

by Bankes

LJ in
Tournier

v National

Provincial &

Union Bank

[1924] 1

K.B 461

at 473

of the

Bankers’ Books
Evidence Act 1879.

In Hong Kong, various ordinances and subsidiary legislation set out provisions requiring disclosure under compulsion
by statute.

34

For the general duty

of confidentiality: compulsion

by an or
der of a Hong

Kong court includes

a mareva (freezing

injunction) under the
High
Court Ordinance (Cap. 4),

section 21L and

Practice Direction 11.1;

garnishee order (order to

show cause) under Rules

of the High

Court
(Cap. 4A), Ord 49, Garnishee Proceedings;

and a writ of subpoena (witness summons) under Evidence

Ordinance (Cap. 8), section 77A.

For the banker’s duty of confidentiality: X AG and others v A bank [1983] 2 All ER 464 at 475.
35
    In
FDC Co

Ltd and

Others v

The Chase

Manhattan Bank, N.A.
[1990] 1

HKLR 277,

the US

Internal Revenue Service

(
IRS
) wanted

to
inspect the

plaintiff’s records

regarding accounts

held with

the Hong

Kong branch

of the

defendant bank.

The IRS

served notice

on the
defendant bank’s

US headquarters and obtained

US court orders for

the production of the

records.

The plaintiff applied for

and obtained
interim injunctions against the defendant

in Hong Kong to

restrain disclosure pending trial.

In this appeal to

have the interim injunctions
discharged, the Hong Kong Court of Appeal considered the four exceptions, as established in
Tournier and held that the compulsion of law
exception only applies to Hong Kong law and did not include

foreign law.

36
    In
FDC Co Ltd and

Others v The Chase

Manhattan Bank, N.A.
[1990] 1 HKLR 277,

a request for customer information

was made to the
head office of the defendant’s bank in New York

by the Inland Revenue Services to assist a tax investigation. However, since the accounts were held in the

Hong Kong branch of the

bank the request was

denied. See
FDC Co Ltd and

Others v The Chase Manhattan

Bank, N.A.
[1990] 1 HKLR 277 at 284.
37
    It is noted that the Court of Appeal in
FDC Co Ltd

v The Chase Manhattan Bank, N.A
.   [1990] 1 HKLR 277 did not take the same approach
as Leggatt J in X AG and others v A bank
[1983] 2 All ER 464, and did not feel it necessary to consider the effect of the subpoena upon the
bank by regarding the matter as irrelevant to the decision. Ibid. at 286 (Yang

J A): “
Mr Hoffman argues that our case is a dispute between
Hong Kong courts and United States courts. With respect

to him, I do not see the problem quite in that light.

The question is simply one of
applying our own

law in our

own courts
”. The English

courts have affirmed

the approach of

the Hong Kong

Court of Appeal

in
Bank of
Tokyo Ltd v Karoon

[1987] AC 45.

0036335-0000808 UKO1: 2005333372.8

2.14

Finally, as the Memorandum

of Understanding between

the SFC and

the SEC dated

18 January 2017
38

(the Memorandum of Understanding
) lacks the authority

of statute, it is

very unlikely to meet

this
exception and should not be relied upon by UBSHK (though it is of some relevance in the context of
the public interest exception – please see paragraphs

2.15 to 2.21 below).
39

As at the date of this legal
opinion, there

is no

publicly available

Memorandum of Understanding

between the

HKMA and

the
SEC but for completeness, as regards banking activities, section 7(e) of the Banking

Ordinance (Cap.
155)

empowers

the

Hong

Kong

Monetary

Authority

to

“
co-operate

with

and

assist

recognized
financial services

supervisory authorities

of Hong Kong

or of any

place outside

Hong Kong,

whenever
appropriate, to

the extent

permitted by

this or

any other

Ordinance
”.

However, section

7 is

not directly
applicable to UBSHK and only sets

out the functions of the HKMA.

Similarly, in relation to matters
regulated

under

the

Securities

and

Futures

Ordinance

(Cap.

571)

(
SFO
),

section

186

of

the

SFO
empowers the SFC,
40

and section 186A of the SFO empowers

the HKMA,

to assist regulators outside
Hong Kong.

However, UBSHK itself cannot rely on sections 186 and 186A as those provisions only
set out the power available to the regulators.
Public interest
2.15

Determining whether the public interest exception applies

requires a balance to be struck between the
rights of the Rights Holders and

the public interest in the SEC

obtaining that information.
41

The test
to be

applied when

considering whether

confidentiality should

be breached

in favour

of freedom

of
expression is whether,

in all the circumstances,

it is in the

public interest that the

duty of confidence
should be breached.
42

2.16

The public

interest test

has not

been exercised

in Hong

Kong in

the context

of bank

confidentiality
(see

paragraph

2.21

below)

and,

in

any

event,

disclosure

in

the

public

interest

has

been

narrowly
construed by

the English

courts.
43

Under the

test, the

burden is

for UBSHK

to justify

disclosure of
confidential information
44

(rather than for

e.g., a customer

to justify continued

confidentiality).

The
general position is

that voluntary disclosure,

including in relation

to disclosures

to the police

in respect
of suspicions of criminal activity,

would breach the duty of confidence other than as permitted under statute,
45

indicating that there

is a high

bar to be

met when arguing

that a disclosure

was made lawfully
in pursuit of

a greater public

interest.

Bankes LJ suggested

in
Tournier
that national security

concerns
would meet this

criterion,
46

while Atkin LJ

gave the example

of disclosure

in the interest

of preventing
fraud or crime.
47

2.17

However, there is well established

precedent for public

interest in effective

regulation and supervision
of

banking

institutions

outweighing

the

public

interest

in

maintaining

confidentiality

even

in

the
absence of

statutory authority.
48

This arguably

is a

continuation of Atkin

LJ’s

example in
Tournier
regarding the prevention of fraud or crime.

In such cases, the weight of the claim for disclosure is

38

See Memorandum

of Understanding

Concerning Consultation,

Cooperation and

the Exchange

of Information

Related to

Related to

the
Supervision of Cross-Border Regulated Entities ( https://www.sfc.hk/-/media/EN/files/ER/MOU/2017-01-18-SEC-SFC-MoU.pdf ).
39

The

SFC

and

the

SEC

are,

among

o
thers,

also

signatories

to

the
International

Organization

of

Securities

Commissions
’

‘
Multilateral
Memorandum of Understanding Concerning Consultation and Cooperation

and the Exchange of Information’

but it also lacks the authority
of statute.

Therefore, it is very unlikely to meet this exception and

should not be relied upon by UBSHK.
40

UBSHK is registered

institution regulated by

the SFC so

the SFC has

powers to, among

other things, require

information from U
BSHK.
However, as UBSHK is also a licensed bank, the SFC is required in certain circumstances to consult the HKMA, as the primary regulatory of banks.
41

AG v Guardian Newspapers (No 2) and Others [1990] 1 A.C. 109

(known as
Spycatcher ) at 268.
42

Prince of Wales v Associated Newspapers Ltd (CA)
[2007] 3 WLR at 68.

In the context of that case, it is relevant that

the test is not simply
whether the information

is a matter

of public

interest, as, unlike

disclosure to the

SEC, that

case involves

public dissemination

of information.
This case is cited in the University of   Hong Kong v Hong Kong Commercial Broadcasting Co Ltd & Anor

[2016] 4 HKLRD 113.

43
    As noted, the public
interest test has not

been exercised in Hong

Kong but, in our

view, this

may be construed to

refer to the Hong

Kong
public.
44

Price Waterhouse v BCCI Holdings (Luxembourg) SA

[1992] BCLC 583 at 597.
45

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 474.
46

Tournier v National Provincial and Union Bank of

England
[1924] 1 KB 461

at 485 at 473 where

Bankes LJ quotes Lord Finlay’s judgment
in Weld-Blundell v Stephens [1920] A.C. 956   at 965 where “ danger to the state
” was given as

an example where an

exception could be made
to the duty of confidentiality.
47

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 486.
48

Price Waterhouse v BCCI Holdings (Luxembourg) SA

[1992] BCLC 583 at 596 and 601.

0036335-0000808 UKO1: 2005333372.8

greater when considering

limited disclosure,

such as to

a relevant authority

acting under its

own duties
of confidence, as opposed to public dissemination of information.
49

2.18

That there is a

public interest in banks making

adequate disclosures to foreign regulators is

reflected

the
Memorandum of

Understanding, which relates

to consultation,

cooperation and the

exchange of
information related to market oversight and supervision of regulated entities as well as the provisions under

the

SFO

and

the

BO

empowering

the

SFO

and

the

HKMA,

as

relevant,

to

assist

regulators
outside Hong Kong (see paragraph 2.14 above).
50

2.19

In an

example of

the application

of this

principle in

the context

of bank

confidentiality,

an English
case

held

that

compliance

with

a

foreign

subpoena

could

occur

without

breaching

the

duty

of
confidentiality on the basis of

the public interest exception.
51

However, note that the court in that

case
was less willing to apply public duty qualification unconditionally and stressed that disclosure should
be

limited

to

“
what

was

reasonably

necessary

to

achieve

the

purpose

of

the

public

interest

in
disclosure”.

In addition, that case has not been cited in any reported Hong Kong court decisions and therefore, it does have formal judicial recognition in Hong Kong.
2.20

It is

assumed that

disclosure to

the SEC

is solely

in furtherance

of the

SEC’s

supervisory mandate.

We

further understand

that such

disclosure to

the SEC

is, at

least in

part and/or

for certain

types of
records, for

the purposes

of preventing

fraud or

crime (e.g., records

relating to

transactions and

persons
involved in

transactions), further

supporting this

view.

Therefore, there

may be

an argument

for public
interest in disclosure,

given the public interest

in enabling effective

supervision of financial services
business, including SBS business.

2.21

That being said,

the public interest

test has not

been exercised in

Hong Kong in

the context of

bank
confidentiality.

Dr.

Claire Wilson,

author

of
Banking Law

and

Practice in

Hong Kong
,
52

has

also
argued that “ in the modern banking environment it does not appear necessary for the continuation of the [public interest]

qualification in Hong Kong. Numerous statutes provide guidance upon instances where a disclosure can be made

in a public interest situation. Further,

it is safer for a bank to seek a
court order prior to divulging

information
.”
53

Consequently, rather than relying on the

public interest
exception – which has not been tested in

the Hong Kong courts – it would

be prudent for UBSHK to
instead seek a court order

prior to permitting the

SEC to access its Covered

Books and Records and

to
conduct On-Site Inspection of UBSHK.
In the interests of the bank
2.22

In

limited

cases,

disclosure

of

confidential

information

that

is

subject

to

the

banker’s

duty

of
confidentiality may

be permissible

where it

is in

the interests

of the

bank.

This exception

does not
apply to information that is subject to the general duty of confidentiality.

However, we consider that
this exception is available to information that is subject to both such duties, leaving only information
that does

not relate

to customers

(e.g., information

relating to

staff) beyond the

scope of

this exception.

2.23

It is clearly in the interests of UBSHK to comply with the

SEC’s requests.

However, the majority of
case law on this exception points to there being a high bar to meet.

2.24

In
X AG

and others

v A

bank
[1983] 2

All ER

464 it

was held

that a

bank could

not comply

with a
subpoena

from

a

New

York

court

without

breaching

its

duty

of

confidentiality.

However,

in
considering arguments based on the banker’s own

interest, Leggatt J judged that it was not clearly

in
49

AG v Guardian Newspapers (No 2) and Others [1990] 1 A.C. 109 (known as Spycatcher ) at 268.
50
    Similarly, as noted above, section   186 of the SFO
empowers the SFC to assist regulators outside Hong

Kong.
51

Pharaon v Bank

of Credit

and Commerce

International SA

[1998] 4 All

ER 455, where

Rattee J stated

in his judgement

that “
the public
interest in upholding the duty of confidentiality

existing between banker and customer

was subject to being overridden

by the greater public
interest in making confidential

documents relating to the

alleged fraud of an international bank

available to the parties to

private foreign
proceedings for

the purpose

of uncovering

that fraud.

However,

such disclosure

should be

limited to

what was

reasonably necessary

to
achieve the purpose of the public interest in disclosure ”.
52
    Sweet & Maxwell   Hong Kong , 201 7.
53
    Dr. Claire Wilson , Banking Law and Practice in Hong Kong ( Sweet & Maxwell Hong Kong , 2017), paragraph 3.109.

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the bank’s

own interests

to comply

with the

subpoena, as

the bank

would not,

as a

matter of

fact in
that particular case, face any

serious detriment for its

failure to comply.
54

In contrast, Bankes LJ

gave
the example

in
Tournier
of a

bank commencing

an action

against a

customer where

the customer’s
overdraft is in arrears, acknowledging that, in that

situation, the banker would be able to

disclose the
amount of the overdraft in its

claim.

These cases suggest that the bank’s

own interest exception will
be construed

narrowly and

the court

will take

a view

on whether

the bank’s own

interests are

genuinely
threatened by non-disclosure.

2.25

In Hong

Kong, the Court

of Appeal

in
FDC Co

Ltd v The

Chase Manhattan

Bank, N.A.

[1990] 1 HKLJ
277 has applied this

qualification more narrowly than the

English courts, where Silke J

A stated that
“
the interest

of the

bank
” must

“
mean in

the interests

of ordinary

banking practice

[…].
The issues
here

are

very much

wider than

those narrow

interests

of the

bank as

I

see them

to

be
”. Therefore,
disclosure

under

this

limb

has

to

be

strictly

limited

to

information

that

is

necessary

to

protect

the
interests of

the bank and

not simply to

disclose information when

it is

in the

bank’s interest.

In the
context of requests by

the SEC, it is assumed

that failure to comply

could result in enforcement

action
and

potentially

even

the

cessation

of

UBSHK’s

ability

to

conduct

SBS

business

in

US

markets.

Accordingly, it

is expected that

UBSHK may face serious

detriment for a

failure to comply with

the
SEC’s demands, and so this exception may be available to UBSHK.
2.26

However, to

rely on this

exception, UBSHK must

balance its interests

in complying with

the SEC’s
disclosure request against

the competing interest

of its customers

in the banker’s

duty of confidence
being maintained,

and UBSHK must

satisfy itself that

those interests

do not

outweigh its

own. This
would

need

to

be

assessed

on

a

case-by-case

basis.

Due

to

the

differing

circumstances

of

each
customer,

this

exception

is

perhaps

less

likely

to

provide

a

consistent

basis

on

which

to

provide
information to the SEC than the public interest exception considered above.
3.

MISUSE OF PRIVATE

INFORMATION

3.1

Where

Covered

Books

and

Records

do

not

contain,

and

On-Site

Inspection

would

not

reveal,

any
relevant forms of information, an action for misuse of private information will not be able to prevent
the sharing of information with the

SEC.

Considering the nature of the Covered Books

and Records
(e.g., transaction

data

such

as

volumes

and

prices),

and

the

focus

of

actions

for

misuse

of

private
information

(as

explained

below),

it

is

likely

that

many,

and

perhaps

most,

aspects

of

information
disclosed to the SEC required will not fall within scope of this action.
3.2

However, the doctrine of misuse

of private information has yet to receive formal judicial recognition as a cause of

action in Hong Kong. It was

discussed by the Court of

First Instance in
Sim Kon Fah v
JBPB &

Co (A

Firm)

[2011]

4 HKLRD

45 and
X and

Another v

Z
[2020] HKCU

1959
  and
X v

Y
[2014]

5

HKLRD

823,

but

the

matter

was

resolved

without

the

court

needing

to

make

any
determination

on

that

cause

of

action.

However,

the

court,

in

obiter

in
X

and

Another

v

Z
[2020]
HKCU 1959, seemed to suggest that the tort of misuse of private information might be recognised.
55

3.3

In

the

context

of

the

SEC’s

ability

to

access

Covered

Books

and

Records

and

to

conduct

On-Site
Inspections of UBSHK,

it is anticipated that

most information that would

be subject to such

exercises,
and which relates to a person other than UBSHK, would properly fall to be addressed by an action in confidence

regarding

secret

information

rather

than

an

action

in

misuse

of

private

information.

Information that is both confidential and private will be subject to the restrictions on confidential and the restrictions on private information.

Please see section 2 above regarding the ability

of UBSHK to
share confidential information with the SEC.
54

X AG and others v A bank [1983] 2 All ER 464 at 475.
55

X and Another v Z
[2020] HKCU 1959 at paragraph 146, where Hon

Coleman J in the Court of First Instance commented that “ […]
it is in
my view high time that the Hong Kong Court recognised the tort of misuse of private information. If indeed it has not happened, it is likely that it has not happened simply because the right case

has not come before the Court and pursued to the full conclusion.
”

0036335-0000808 UKO1: 2005333372.8

4.

RIGHT TO PRIVACY
4.1

At present, there is

no stand-alone basis to

bring a claim for

‘invasion of privacy’ under

Hong Kong
law.
56

The BOR

incorporates the

provisions of

the International

Covenant on

Civil and

Political Rights
as applied to Hong Kong.

Article 14 of the Hong Kong BOR, states that no person

shall be subjected
to   “
arbitrary

or

unlawful

interference

with

his

privacy,

family,

home

or

correspondence,

nor

to
unlawful attacks on

his honour and reputation
” and that

“
everyone has the right

to the protection

of
the law against such interference or attacks ” ( Article 14
).

4.2

The BOR does not elaborate on the right to privacy

under Article 14. Insofar as remedy is concerned
however,

the

BOR

binds

only

the

Hong

Kong

government

and

public

authorities,

and

any

person
acting on behalf

of the Hong

Kong government or

a public authority.

The right to

privacy under the
BOR

cannot

be

enforced

against

private

persons.

As

UBSHK

is

a

private

entity,

BOR

affords

no
protection to UBSHK’s staff and clients in a private context and would not be relevant.

56
    For completeness, t he   Hong Kong
Legislative Council is currently reviewing the PDPO.

Under the Personal Data (Privacy) (Amendment)
Bill 2021, a new offence is proposed to be introduced into the PDPO under which a person commits an offence if the person discloses any
personal data of a data subject without the data subject’s consent, (a) with an intent to threaten, intimidate or harass the data subject or any
immediate family

member, or being

reckless as

to whether

the data

subject or

any immediate

family member

would be

threatened, intimidated
or harassed; or (b) with an intent to cause

psychological harm to the data subject or any immediate family member,

or being reckless as to
whether psychological harm would be caused to the

data subject or any immediate family member; and

the disclosure causes psychological
harm to the data subject or any immediate family member.

0036335-0000808 UKO1: 2005333372.8

ANNEX 2
ASSUMPTIONS
This opinion relies on the following assumptions:
1.

UBS AG, including

UBSHK, has a

“prudential regulator” as

defined by Section

3 of the US

Securities
Exchange Act

of

1934 (the
Securities

Exchange Act
).

As

such,

the

Covered Books

and

Records
considered in

this opinion

are limited

to what

a prudentially

regulated SBSD

must be

able to

share
with the SEC.

2.

Additionally, in accordance with SEC Guidance at

85 FR 6297, books and records pertaining to SBS
transactions entered into prior to the date that

UBSHK submits an application for registration are not
Covered Books and Records.

3.

UBSHK

has

obtained

any

necessary

prior

consent

of

the

persons

(e.g
.
,

counterparties,

employees)
whose information is or will be included

in Covered Books and Records in order to

provide the SEC
with

access

to

its

Covered

Books

and

Records

or

to

allow

On-Site

Inspections,

to

the

extent,

as
considered in this opinion,

such consent would constitute

valid consent and such

consent has not been
withdrawn.

Insofar as Covered Books and Records relate

to employees of UBSHK,

such employees
are “associated

persons” of

UBS for

purposes of

17 CFR

§ 240.18a-5(b)(8)

who have

agreed to

sharing
of their personal/employment

information with the SEC

in the event of a

request for information from
the SEC.
4.

The SEC will restrict

its information requests

for, and use of, any information

pursuant to its access

to
Covered Books

and Records and

On-Site Inspections to

only the

information that

it requires

for the
legitimate and specific purpose of fulfilling

its regulatory mandate and responsibilities by

evaluating
compliance with

legal obligations

designed to

ensure the proper

legal administration

of SEC-regulated
firms (which includes regulating,

administering, supervising, enforcing

and securing compliance with
the

securities or

derivatives laws

in its

jurisdiction) and

to

prevent and/or

enforce against

potential
illegal behaviour.

5.

Similarly, UBSHK will ensure that

its disclosures are

compliant with the

data protection principles

set
out in

Schedule 1

of the

PDPO. We

understand that

UBSHK’s

general experience

in responding

to
information requests from the SEC (or other US and

non-US regulators) leads it to maintain a belief,
which it

considers to

be reasonable, that

UBSHK can and

(subject to any

changes in applicable

law
and regulation

and/or the

approach of

relevant regulators)

will continue

to be

able to

comply with

these
data

protection principles

in

the

course

of

making

disclosures

of

the

sort

required

when

providing
access to Covered Books and Records and submitting to On-Site Inspection.
57

6.

It is the SEC's

practice to limit the type

and amount of personal data

it requests during examinations
to targeted

requests based

on risk

and related

to specific

clients and

accounts, and

employees.

We
understand that

this aligns with

UBSHK’s

general experience in

responding to

information requests
from the SEC, leading it

to maintain a belief, which

it considers to be reasonable,

that this assumption
is,

and

will

remain,

accurate

(subject

to

any

changes

in

applicable

law

and

regulation

and/or

the
approach of

relevant regulators).

57
    See the SEC   G uidance at 85 FR 6298 .

0036335-0000808 UKO1: 2005333372.8

7.

Information, data and documents received

by the SEC are

maintained in a secure manner

and, under
strict

US

laws

of

confidentiality,

information

about

individuals

cannot

be

onward

shared

save

for
certain

uses

publicly disclosed

by

the

SEC, including

in

an

enforcement proceeding,

pursuant to

a
valid and non-exempt US Freedom of

Information Act (
FOIA ) request,
58

pursuant to a lawful request
of the

US Congress

or a

properly issued

subpoena, or

to other

regulators who

have demonstrated

a
need for the information and provide assurances of confidentiality.

58

We

do not

give any

views in

the opinion

to matters

of US

law,

though we

understand that

information can

be
made public

pursuant to
requests under

the US

FOIA,

and that

certain information

is exempt

from such

requests, including

(among others):

(1) a

trade secret

or
privileged or confidential commercial or financial information obtained from a person; (2) a

personnel, medical, or similar file the

release
of which would constitute a clearly unwarranted invasion of personal privacy; (3) information compiled for law enforcement purposes, the release of which (a) could reasonably be expected to interfere with law enforcement proceedings;

(b) would deprive a person of a right to a
fair trial or an impartial adjudication; (c) could reasonably be expected to constitute an unwarranted invasion of personal privacy; (d) could
reasonably

be

expected

to

disclose

the

identity

of

a

confidential

source;

(e)

would

disclose

techniques,

procedures,

or

guidelines

for
investigations or prosecutions;

or (f) could

reasonably be expected

to endanger an

individual's life or

physical safety; (4)

contained in or
related to examination, operating, or condition reports about financial institutions that the SEC regulates or supervises.

0036335-0000808 UKO1: 2005333372.8